                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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DATE OF INTENDED RELEASE TO SECURITYHOLDERS:         February 17, 2006
                                              ----------------------------------

February 17, 2006

Dear Qualified Plan Sponsor:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently  announced a change with  respect to the Mason  Street  Family of Funds
(the "Reorganization").  Our records indicate that you are an existing client of
Northwestern  Mutual  Investment  Services,  LLC ("NMIS") under either the "Plan
Recordkeeper" or "Foundations  Full Service"  Programs for defined  contribution plans. These Programs provide your Plan with recordkeeping  services from Boston
Financial Data Services,  Inc. ("Boston Financial") and, in some cases, directed trustee services from State Street Bank and Trust Company ("State Street Bank").

In connection with the  Reorganization,  NMIS'  agreements with Boston Financial and  State  Street  Bank  will  terminate.  Thus,  the  Reorganization  and  the termination of Boston Financial and State Street Bank will affect you in several ways:

YOUR INVESTMENT OPTIONS ARE CHANGING.

(a) The Stable Asset Fund Option - Under your existing Program,  you have access to the State Street Stable Asset Fund.  This fund is offered to customers in the turnkey 401(k) plan  (qualified  retirement  plan) market in addition to certain
Mason  Street  Fund  investments.  (The  Stable  Asset Fund is also known as the
Turnkey 401(k) Plan Guaranteed Rate Fund (GRF).) Your  designation of the Stable
Asset Fund as an  investment  option in your Plan serves as one of the  required
"core"  investments in order for you, as the Plan Sponsor and  Fiduciary,  to be relieved of  liability  for the  results of  investment  directions  by the Plan
Participants.  This is known as "section  404(c)"  relief,  which  refers to the
Employee Retirement Income Security Act of 1974, as amended, ("ERISA") provision
that   absolves  you  of  liability  for  the   investment   decisions  of  your
Participants.  The  Stable  Asset Fund will no longer be  available  as a "core"
investment  option after March 31,  2006.  You may wish to consider the American
Century Prime Money Market Fund as an  alternative  core fund for your Plan. See the enclosed Prospectus for information concerning this Fund.

(b) Mason Street Index 400 Stock Fund - Additionally,  after the Reorganization, the Mason Street Index 400 Stock Fund ("i400  Fund") will no longer be available as a Plan  investment  option and will be  reorganized  into an  unrelated  fund family,  the Federated Mid-Cap Index Fund managed by Federated  Investors.  As a result of the timing of the various stages in the Reorganization,  the i400 Fund will no longer  exist as of the close of business  March 23,  2006.  Unless your
Plan Participants  affirmatively  direct the reallocation of their assets out of the i400 Fund before March 24, 2006, any remaining  investments in the i400 Fund will  automatically  be  transferred to the Stable Asset Fund as of the close of business on March 23, 2006.  As mentioned  above,  the Stable Asset Fund is only available until March 31, 2006, after which it will not be available.

     AS A PLAN FIDUCIARY, YOU WILL NEED TO:

     Amend your relevant Plan document and/or associated  investment  brochures, etc.,  to  eliminate  the  Stable  Asset  Fund and i400 Fund as  investment options  under  your Plan and to add any  replacement  investment  options, which could  include the American  Century  Prime Money Market Fund. To the
     extent that your Plan  Participants  do not transfer assets out of the i400
     Fund, you will need to authorize  Boston  Financial,  in writing,  no later than March 21st,  2006 to transfer  any  remaining  i400 Fund assets to the
     Stable Asset Fund for the time period between March 24th and March 31st and to transfer any remaining  Stable Asset Fund assets to the American Century
     Prime Money Market Fund after March 31st. Enclosed is an Authorization Form for the Transfer of Funds for this purpose.

     Please be aware that  designation  of  investment  options  is a  fiduciary function and neither NMIS, Boston Financial, State Street Bank nor American
     Century is offering you investment or legal advice regarding your fiduciary obligations to the Plan or Plan Participants. Please seek the assistance of your own professional  investment or legal advisor as you deem appropriate.
     Communicate  ahead of time  (no  later  than  February  21st) to your  Plan
     Participants  that they should reallocate their investments in anticipation of both the Stable Asset Fund and the i400 Fund being  eliminated.  If they do nothing,  their remaining  accounts in the i400 Fund will be transferred to the Stable  Asset Fund as of the close of  business  on March 23rd as an interim step and then to the American Century Prime Money Market Fund after
     March  31st.  (This is a necessary  transition  step  because the  American
     Century  Prime Money Market Fund will not become  available  until April 3,
     2006.) Similarly, any assets in the Stable Asset Fund as of March 31st will be  transferred  to the American  Century  Prime Money Market Fund on April
     3rd.

Your  recordkeeping  services  are  changing.  Boston  Financial  will no longer provide  recordkeeping  services under the "Plan  RecordKeeper"  or "Foundations
Full  Service"  Programs.  Your  Participant  accounts  will be  transferred  to
American Century.

NOTE:  If you are a  Foundations  Full  Service  client,  please  be aware  that
American   Century  does  NOT  perform  legal   compliance   functions  such  as
nondiscrimination testing, preparing Forms 5500, etc. Accordingly, you will need to contract with a third party administrator (TPA) to replace those services.

In addition,  in order to facilitate the Reorganization,  the Mason Street Funds
will  no  longer  accept  new  purchases,   including  exchanges  and  automatic
purchases,  as of the close of  business on March 23,  2006.  In  addition,  for recordkeeping  purposes,  no  redemptions  will be able to be  processed,  i.e., hardships,  loans, distributions or Qualified Domestic Relations Orders (QDROs).
This freeze on transactions  will result in a so-called  "blackout" period while the  necessary  processing  occurs at the Fund level and while Boston  Financial transfers data to American Century. The blackout period is anticipated to end no later than April 3, 2006;  please contact Boston  Financial at 800-401-2331  for details specific to your Plan.

     AS A PLAN FIDUCIARY, YOU WILL NEED TO:

     Notify your  employees who  participate  in the Plan on or before  February
     21st that there  will be a blackout  period and that the last day that they may initiate transactions will be March 23rd. Under ERISA, you have certain duties to properly notify employees. Enclosed is a sample "blackout" notice intended to comply with applicable  Department of Labor (DOL)  regulations.
     However, please be aware that neither NMIS, Boston Financial,  State Street
     Bank nor  American  Century is offering  you legal  advice  regarding  your obligations.  Please seek the  assistance  of your own  professional  legal advisor  as you deem  appropriate.  If you are a client of the  Foundations
     Full-Service  Program  with,  Boston  Financial,  you  also  need to find a replacement  TPA to provide  the legal  compliance  functions  that are not offered by American Century,  e.g.,  nondiscrimination  testing,  filing of
     Forms 5500, etc.

     Your Plan  Document is changing  (and, if  applicable,  your  Trustee).  In connection with the Reorganization, your Retirement Plan will also cease to be eligible for  participation  in The  Northwestern  Mutual Life Insurance
     Company ("1M")  Prototype Plan Program and the Boston  Financial  Prototype
     Plan  Program.  In  addition,  State  Street Bank will resign as a directed
     Trustee on all Money Purchase Pension Plans and 401(k)/Profit Sharing Plans
     no later than March 31, 2006.

     AS A PLAN FIDUCIARY, YOU WILL NEED TO:

     If You Are a Plan Sponsor with A Self-Trusteed - Prototype Plan using an NM
     Prototype.  You  must  adopt a new  amended  and  restated  prototype  plan document or have an attorney draft a document  specifically  for your Plan.
     American  Century  has a  prototype  plan  you may wish to  consider.  Your
     Financial  Representative  is also ready to assist you to make this process as seamless as possible.

     If You are a Plan  Sponsor  with a State  Street Bank  Trusteed - Prototype
     Plan. In addition to adopting a newly amended and restated  prototype  plan document  (as  described  above),  you must also:  (i)  appoint a successor trustee  to  replace  State  Street  Bank,  (ii)  open a new  NMIS  account
     (including  any  individual  participant  accounts)  and  transfer all Plan assets into the new NMIS  account(s).  Depending upon your state's law, the successor  trustee may be either an individual  trustee (e.g.,  an owner or officer of the company) or a corporate  trustee (bank or similar  financial institution).  State Street Bank cannot serve as the successor  trustee for your Plan.

     In either  situation,  unless your Plan covers  only a sole  proprietor  or partners,  ERISA requires  distribution of a Summary Plan Description (SPD)
     to Plan Participants and beneficiaries  receiving  benefits within 120 days of the amended Plan's effective date. The SPD will explain the terms of the new Plan to Participants and indicate the new trustee(s), if applicable.

Your registered  representative  will contact you shortly to help you transition your Plan from its existing service arrangement to the American Century program.
If you have questions please contact the Plan Liaison Team at 800-401-2231.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder letter
American Century Prime Money Market Fund Prospectus
Authorization Form for Transfer of Funds
Sample Blackout Notice

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